Exhibit 1.1

FORM OF
LONE PINE RESOURCES INC.

15,000,000 Shares of Common Stock

Underwriting Agreement

[                              ], 2011

J.P. Morgan Securities LLC
As Representative of the
several Underwriters listed
in Schedule 1 hereto

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

Lone Pine Resources Inc., a Delaware corporation (the “Company”) and a wholly-owned subsidiary of Forest Oil Corporation, a New York corporation (“Forest”), proposes to issue and sell to the several persons listed in Schedule 1 hereto as a “Canadian Underwriter” or a “U.S. Underwriter” (collectively, the “Underwriters”), for whom you are acting as representative (the “Representative”), an aggregate of 15,000,000 shares (the “Firm Securities”) of common stock, par value $0.01 per share (the “Common Stock”), of the Company.  In addition, the Company proposes to issue and sell to the Underwriters, at the option of the Underwriters, up to an additional 2,250,000 shares of Common Stock solely to cover over-allotments (the “Optional Securities”).  The Firm Securities and the Optional Securities are herein referred to as the “Securities.” The shares of Common Stock to be outstanding after giving effect to the sale of the Securities are referred to herein as the “Stock.”  The Stock, including the Securities, will have attached thereto rights (the “Rights”) to purchase one preferred share of the Company.

Prior to the Company’s offering of the Securities, Forest will obtain a private letter ruling from the U.S. Internal Revenue Service and/or an opinion of its outside tax advisor, in either case reasonably acceptable to the Forest board of directors, to the effect that the contribution by Forest of its direct and indirect ownership interests in CFOL and the Wiser Entities to the Company and the distribution by Forest of the shares of the Common Stock of the Company held by Forest after the Offering will qualify for U.S. federal income tax purposes as a tax-free transaction under Sections 355 and 368(a)(1)(D) of the U.S. Internal Revenue Code of 1986, as amended.

In addition, immediately prior to the Company’s offering of the Securities, Forest will contribute its direct ownership interests in Canadian Forest Oil Ltd., an Alberta corporation (“CFOL”), and its direct and indirect ownership interests in Wiser Oil Delaware, LLC, a Delaware limited liability company, and Wiser Delaware, LLC, a Delaware limited liability company (collectively, the “Wiser Entities”), to the Company. Subsequent to the Company’s offering of the Securities, Forest intends to distribute its remaining equity in the Company to

Forest stockholders as described in the U.S. Prospectus (as defined herein) (the “Spin-off”).  In connection with this offering and the Spin-off, the Company will enter into the agreements listed in Schedule 2 hereto with Forest prior to the completion of this offering relating to the separation of its business operations from Forest.  The agreements listed in Schedule 2 are collectively referred to herein as the “Transaction Documents.”

The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:

1.             U.S. Registration Statement and Canadian Prospectus.

(a)           The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-1 (File No. 333-171123), including a prospectus, relating to the Securities and Rights.  Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary U.S. Prospectus” means the preliminary prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act on [                      ], 2011 and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “U.S. Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Securities.  If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.  Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the U.S. Prospectus.

At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth in Annex A, the “Time of Sale Information”): a Preliminary U.S. Prospectus dated [                          ], 2011 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex B hereto.

“Applicable Time” means [        ] [A/P].M., New York City time, on [            ], 2011.

(b) The Company has prepared and filed the Canadian Preliminary Prospectus relating to the distribution of the Securities in each of the Canadian provinces other than Quebec (the “Qualifying Canadian Jurisdictions”) with the applicable securities regulatory authority in each of the Qualifying Canadian Jurisdictions (the “Canadian Securities Regulators”) and has obtained a receipt from the Alberta Securities Commission for the Preliminary Canadian Prospectus, which receipt also evidences that the Ontario Securities Commission has issued a receipt for the Preliminary Canadian Prospectus.  The Company has prepared and filed the Final Canadian Prospectus (as defined below) with the Canadian Securities Regulators omitting information (the “PREP Information”), to be included in the Supplemented PREP Prospectus (as defined below), that is deemed under the procedures set forth in National Instrument 44-103 - Post-Receipt Pricing adopted by the Canadian Securities Administrators (the “PREP Procedures”) to be incorporated by reference into the Final Canadian Prospectus as of the date of the Supplemented PREP Prospectus, and has obtained a receipt from the Alberta Securities Commission for the Final Canadian Prospectus, which receipt also evidences that the Ontario Securities Commission has issued a receipt for the Final Canadian Prospectus. Pursuant to Multilateral Instrument 11-102 — Passport System adopted by certain of the Canadian Securities Administrators (“MI 11-102”), a receipt for the Preliminary Canadian Prospectus and for the Final Canadian Prospectus is deemed to have been issued by the Canadian Securities Regulator in each of the Qualifying Canadian Jurisdictions other than Ontario.  The Company covenants with the Underwriters that the Company will promptly and, in any event no later than 5:00 p.m. (Calgary time) on the second business day after the execution and delivery of this Agreement, prepare and file with the Canadian Securities Regulators in each of the Qualifying Canadian Jurisdictions in accordance with the PREP Procedures a supplemented prospectus (the “Supplemented PREP Prospectus”) including the PREP Information.

For the purposes of this Agreement, (i) the term “Preliminary Canadian Prospectus” means the fifth amended and restated preliminary base PREP prospectus dated [May                        ], 2011; (ii) the term “Final Canadian Prospectus” means the final base PREP prospectus of the Company dated [                      ], 2011 relating to the distribution of the Securities, except that, when a Supplemented PREP Prospectus is (A) furnished to the Underwriters for use in connection with the offering of the Securities in Canada, or (B) filed with the Canadian Securities Regulators, the term “Final Canadian Prospectus” shall refer to such Supplemented PREP Prospectus, as applicable; (iii) the term “Canadian Prospectus” means, collectively, the preliminary base PREP prospectus of the Company dated February 22, 2011, the amended and restated preliminary base PREP prospectuses of the Company dated March 14, 2011, April 14, 2011 (which for the purposes of the Qualifying Canadian Jurisdictions other than Alberta and Ontario constituted a preliminary prospectus), April 27, 2011 and May 3, 2011, the Preliminary Canadian Prospectus and the Final Canadian Prospectus; (iv) the term “Canadian Prospectus Amendment” means any amendment to the Final Canadian Prospectus; and (v) the term “Canadian Securities Laws” means the applicable securities statutes in each of the Qualifying Canadian Jurisdictions and the respective rules, regulations and blanket orders and rulings made thereunder, together with any related policy statements and written interpretation notices issued by the Canadian Securities Regulators.

2.             Purchase, Sale, and Delivery of the Securities.  On the basis of the representations, warranties, and agreements and subject to the terms and conditions set forth herein, the Company agrees to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $[                  ] per share, the respective number of Securities set forth opposite the names of the Underwriters in Schedule 1 hereto.

The Company will deliver the Firm Securities to or as instructed by the Representative for the accounts of the several Underwriters against payment of the purchase price by the Underwriters in Federal (same day immediately available) funds by wire transfer to an account specified by the Company to the Representative drawn to the order of Lone Pine Resources Inc.

at the offices of [Simpson Thacher & Bartlett LLP], at 10 A.M., New York time, on [                ], 2011, or at such other time or place on the same or such other date as the Representative and the Company determine, such time being herein referred to as the “First Closing Date.”  For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Securities sold pursuant to the offering.  The Firm Securities shall be delivered through the facilities of The Depository Trust Company (“DTC”) against payment of the purchase price therefor.

In addition, upon written notice from the Representative given to the Company from time to time not more than 30 days subsequent to the date of the U.S. Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter’s name bears to the total number of Firm Securities (subject to adjustment by the Representative to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time during the above-mentioned 30-day period and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representative to the Company.

Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date”, which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representative but shall be not later than five full business days after written notice of election to purchase Optional Securities is given.  The Company will deliver the Optional Securities being purchased on each Optional Closing Date to or as instructed by the Representative for the accounts of the several Underwriters against payment of the purchase price therefor in Federal (same day) funds by wire transfer to an account specified by the Company to the Representative.   The Optional Securities shall be delivered through the facilities of DTC against payment of the purchase price therefor.

3.             Representations and Warranties of the Company and Forest.  Each of Forest and the Company represents and warrants to each Underwriter that:

(a)           Preliminary U.S. Prospectus.  No order preventing or suspending the use of any Preliminary U.S. Prospectus has been issued by the Commission, and the Preliminary U.S. Prospectus included in the Time of Sale Information, at the time of filing thereof, complied in all material respects with the Securities Act, and the Preliminary U.S. Prospectus, at the time of filing thereof, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and Forest make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by such Underwriter through the Representative expressly for use in any Preliminary U.S. Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(b)           Time of Sale Information.  The Time of Sale Information as of the Applicable Time did not, and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and Forest make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by such Underwriter through the Representative expressly for use in such Time of Sale Information, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(c)           Issuer Free Writing Prospectus.  Other than the Registration Statement, the Preliminary U.S. Prospectus, the U.S. Prospectus, the Preliminary Canadian Prospectus, any Canadian Prospectus Amendment and the Final Canadian Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, used, authorized, approved, or referred to and will not prepare, use, authorize, approve, or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex B hereto, each electronic road show, and any other written communications approved in writing in advance by the Representative.  Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary U.S. Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and Forest make no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary U.S. Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by such Underwriter through the Representative expressly for use in such Issuer Free Writing Prospectus or Preliminary U.S. Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(d)           Registration Statement and U.S. Prospectus.  The Registration Statement has been declared effective by the Commission.  No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Securities has been initiated or threatened by the Commission; as of the applicable effective date of the

Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the U.S. Prospectus and any amendment or supplement thereto and as of the Closing Date, the U.S. Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and Forest make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by such Underwriter through the Representative expressly for use in the Registration Statement and the U.S. Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(e)           Ineligible Issuer Status.  (i)  At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities and (ii) at the date of this Agreement, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Act and not being the subject of a proceeding under Section 8A of the Act in connection with the offering of the Securities, all as described in Rule 405.

(f)            Canadian Prospectus Matters.  The Canadian Prospectus (including, for clarity, the Supplemented PREP Prospectus) and any Canadian Prospectus Amendment, as at their respective dates and dates of filing:

(i)            did not and will not, as applicable, contain any untrue statement of a material fact, and provides full, true, and plain disclosure of all material facts relating to the Securities, provided that the Company and Forest make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company by such Underwriter through the Representative expressly for use in the Canadian Prospectus (including, for clarity, the Supplemented PREP Prospectus) and any Canadian Prospectus Amendment (“Canadian Underwriters’ Information”), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof;

(ii)           did not and will not, as applicable, omit to state a material fact (except for the Canadian Underwriters’ Information) that is required to be stated or that is necessary to make a statement therein not misleading in the light of the circumstances under which it was made; and

(iii)          except with respect to any Canadian Underwriters’ Information, complies in all material respects with the requirements of Canadian Securities Laws;

and the Company consents to the Canadian Underwriters’ use of the Preliminary Canadian Prospectus, the Final Canadian Prospectus (including, for clarity, the Supplemented PREP Prospectus) and any Canadian Prospectus Amendment in connection with the distribution of the Securities in the Qualifying Canadian Jurisdictions in compliance with this Agreement and Canadian Securities Laws.

(g)           Financial Statements.  The financial statements (including the related notes thereto) of the Company and CFOL and its consolidated subsidiaries included in each of the Time of Sale Information, the U.S. Prospectus and the Final Canadian Prospectus (collectively, the “Financial Statements”) present fairly the combined financial position of each of the Company and CFOL and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; the Financial Statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby; the other financial information included in each of the Time of Sale Information, the U.S. Prospectus and the Final Canadian Prospectus has been derived from the accounting records of each of the Company and CFOL and its consolidated subsidiaries, as applicable, and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto included in each of the Time of Sale Information, the U.S. Prospectus and the Final Canadian Prospectus have been prepared in accordance with the applicable requirements of Regulation S-X under the Securities Act and Canadian Securities Laws and the assumptions underlying such pro forma financial information are reasonable and are set forth in each of the Time of Sale Information, U.S. Prospectus and the Final Canadian Prospectus.

(h)           No Material Adverse Change.  Since the date of the most recent Financial Statements, except as otherwise disclosed or expressly contemplated in the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus, (i) there has not been any material adverse change, or any development reasonably likely to result in a prospective material adverse change, in or affecting the business, properties, financial position, stockholders’ equity, or results of operations of the Company and its Subsidiaries (as defined below) taken as a whole and (ii) neither the Company nor any of its Subsidiaries has entered into any transaction or agreement that is material to the Company and any of its Subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and any of its Subsidiaries taken as a whole.  The term “Subsidiary” means each entity of which a majority of the voting equity securities or other ownership interests will be owned, directly or indirectly, by the Company as of the First Closing Date.

(i)            Organization and Good Standing. (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business in a manner consistent with any description thereof in each of the Time of Sale Information, the U.S. Prospectus and the Final Canadian Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, properties, stockholders’ equity, or results of operations of the Company and its Subsidiaries taken as a whole (“Material Adverse Effect”).

(ii)           Forest has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with corporate power and authority to own its properties and conduct its business in a manner consistent with any description thereof in each of the Time of Sale Information, the U.S. Prospectus and the Final Canadian Prospectus.

(iii)          Each Subsidiary of the Company has been duly incorporated or formed and is an existing corporation or limited liability company and is in good standing under the laws of the jurisdiction of its incorporation or formation, with corporate or limited liability company power and authority to own its properties and conduct its business in a manner consistent with any description thereof contained in each of the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus; and each Subsidiary of the Company is duly qualified to do business as a foreign corporation or limited liability company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock or similar equity interests of each Subsidiary of the Company has been duly authorized and is validly issued, fully paid and nonassessable; and except as set forth in each of the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus, the capital stock or similar equity interests of each Subsidiary is owned by the Company, directly or through Subsidiaries, free from liens, encumbrances, and defects.

(j)            Capitalization.  The Company has an authorized capitalization as set forth in the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus under the heading “Capitalization”; all the shares of capital stock of the Company outstanding prior to the issuance of the Securities by the Company have been duly authorized and are validly issued, fully paid and non-assessable and are not subject to any preemptive or similar rights; except as described in or expressly contemplated by the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interests of the Company or any of its Subsidiaries, or any contract, commitment, agreement, understanding, or arrangement of any kind relating to the issuance of any capital stock of the Company or any such Subsidiary, any such convertible or exchangeable securities or any such rights, warrants, or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus; and all the outstanding shares of capital stock or other equity interests of each Subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except as otherwise described in the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus,) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (other than those created by or arising under(i)

the Second Amended and Restated Credit Agreement dated as of June 6, 2007, among Canadian Forest Oil Ltd., each of the lenders party thereto, Bank of America, N.A. and Citibank, N.A., as Co-Global Syndication Agents, Bank of Montreal and The Toronto Dominion Bank, as Co-Canadian Documentation Agents, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, and JPMorgan Chase Bank, N.A. as Global Administrative Agent and (ii) the Credit Agreement dated March 18, 2011, among the Company, as parent, Canadian Forest Oil Ltd., as borrower, each of the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent).

(k)           Due Authorization and Delivery.  (i)               Each of the Company and Forest has taken all corporate action required to be taken by it for the due and proper authorization, execution, and delivery of this Agreement and each of the Transaction Documents to which it is a party, and this Agreement has been duly authorized, executed and delivered by each of the Company and Forest, and at the First Closing Date, each of the Transaction Documents will have been duly authorized, executed, and delivered by each of the Company and Forest.

(ii)           Each of the Company and Forest has all requisite power, capacity and authority to execute and deliver the Preliminary Canadian Prospectus, the Final Canadian Prospectus (including, for clarity, the Supplemented PREP Prospectus) and any Canadian Prospectus Amendment and all necessary action has been taken by each of the Company and Forest to authorize the execution and delivery of the Preliminary Canadian Prospectus, the Final Canadian Prospectus (including, for clarity, the Supplemented PREP Prospectus) and any Canadian Prospectus Amendment and the filing of any such documents with the Canadian Securities Regulators.

(l)            The Securities.  The Securities to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid, and nonassessable and will conform to the descriptions thereof in the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus; and the issuance of the Securities is not subject to any preemptive or similar rights. The Rights Agreement dated as of [                ], 2011 between the Company and BNY Mellon Shareowner Services has been duly authorized, executed, and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability; and the Rights have been duly authorized by the Company and when issued upon issuance of such Securities, will be validly issued, and the Series A Junior Participating Preferred Stock, par value $0.01 per share, has been duly authorized by the Company and validly reserved for issuance upon the exercise in accordance with the terms of the Rights Agreement and will be validly issued, fully paid and non-assessable.

(m)          Registration Rights.  Except for the registration rights agreement between the Company and Forest, and except as disclosed in the Time of Sale Information, the U.S. Prospectus and the Final Canadian Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act or a prospectus under the Canadian Securities Legislation with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or qualified for distribution pursuant to the Final Canadian Prospectus.

(n)           Descriptions of the Transaction Documents.  Each Transaction Document conforms in all material respects to the description thereof contained in the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus.

(o)           No Violation or Default.  Neither the Company nor any of its Subsidiaries is (i) in violation of its charter or bylaws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition contained in any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule, or regulation of any court, arbitrator, or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(p)           No Conflicts.  The execution, delivery, and performance by each of the Company and Forest of this Agreement and each of the Transaction Documents to which it is a party, the issuance and sale of the Securities and compliance by the Company with the terms thereof, the consummation by each of Forest and the Company of the transactions contemplated by this Agreement and the Transaction Documents and the consummation of the Spin-off by Forest will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of Forest, the Company or any of their respective Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Forest, the Company or any of their respective Subsidiaries is a party or by which Forest, the Company or any of their respective Subsidiaries is bound or to which any of the property or assets of Forest, the Company or any of their respective Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of Forest, the Company or any of their respective Subsidiaries, or (iii) result in the violation of any law or statute or any judgment, order, rule, or regulation of any court, arbitrator, or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

(q)           No Consents Required.  No consent, approval, authorization, order, registration, or qualification of or with any court, arbitrator, or governmental or regulatory authority is required for the execution, delivery, and performance by each of the Company and Forest of this Agreement, the issuance and sale of the Securities and compliance by each of the Company and Forest with the terms hereof and the consummation of the transactions contemplated hereby, and no material consent, approval, authorization, order, registration, or qualification of or with any court, arbitrator, or governmental or regulatory authority is required for the consummation of the Spin-off, except in each case for (i) the registration of the Securities under the Securities Act and the

Exchange Act, (ii) the registration in the United States under the Securities Act, and the qualification for distribution to the public in appropriate Canadian jurisdictions under applicable Canadian Securities Laws, of Common Stock held by Forest after this offering pursuant to the registration rights agreement, (iii) such consents, approvals, authorizations, orders, and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and under applicable state securities laws in connection with the purchase and distribution of the Securities in the United States by the Underwriters, and (iv) as required by Canadian Securities Laws with regard to the distribution of the Securities in the Qualifying Canadian Jurisdictions.

(r)            Legal Proceedings.  Except as described in each of the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus, there are no legal, governmental or regulatory investigations, actions, suits, claims or proceedings (collectively “Legal Proceedings”) pending to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or any of its Subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of the Company, no such Legal Proceedings are threatened by any governmental or regulatory authority or other third party; and there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus that are not so described in the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus.

(s)           Independent Accountants.  Ernst & Young LLP, who have certified certain financial statements of each of the Company and CFOL and its consolidated subsidiaries included in the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus, are (i) independent public accountants with respect to each of the Company and CFOL and its consolidated subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act; and (ii)  independent with respect to the Company within the meaning of the rules of professional conduct applicable to auditors in the Province of Alberta; and there has not been any reportable event (within the meaning of National Instrument 51-102 — Continuous Disclosure Obligations adopted by the Canadian Securities Regulators (“NI 51-102”)) with such firm or any other prior auditor of the Company.

(t)            Information Underlying D&M Report.  The factual information underlying the estimates of the oil and natural gas reserves, which was supplied to DeGolyer and MacNaughton (“D&M”) for the purposes of preparing the reserve reports and estimates of proved reserves disclosed in the Registration Statement, the Time of Sale Information, and the U.S. Prospectus, including production and costs of operation, was true and correct in all material respects on the dates such estimates were made, and such information was supplied and was prepared in accordance with customary industry practices; the estimates of such proved reserves and standardized measure as described in the Registration Statement, the Time of Sale Information, and the U.S. Prospectus and reflected in the report referenced therein have been prepared in a manner that complies with the applicable requirements of the rules under the Securities Act with respect to such estimates.

(u)           Information Underlying Canadian D&M Report.  The Company has made available to D&M prior to the issuance of the report of D&M dated February 9, 2011 evaluating the crude oil, natural gas, and natural gas liquids reserves of CFOL as of December 31, 2010 (the “D&M Evaluation Report”), for the purpose of preparing the D&M Evaluation Report, all information requested by D&M, which information did not contain any material misrepresentation at the time such information was provided.  Except with respect to changes in commodity prices, the Company has no knowledge of a material adverse change in any costs, reserves or other relevant information provided to D&M since the dates that such information was so provided.  The Company believes that the D&M Evaluation Report reasonably presents the quantity and pre-tax present worth values of the oil and gas reserves attributable to the crude oil, natural gas, and natural gas liquids properties of the Company evaluated in the D&M Evaluation Report as of December 31, 2010 based upon information available at the time the D&M Evaluation Report was prepared and given the assumptions contained therein, and except with respect to changes in commodity prices, the Company has no knowledge of any material adverse change to such oil, natural gas and natural gas liquids reserves from that disclosed in the D&M Report since the preparation date of the D&M Report.

(v)           Title to Real and Personal Property.  As of the First Closing Date and each Optional Closing Date, as the case may be, and except as disclosed in each of the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus, the Company and its Subsidiaries have good and marketable title to all material real and personal property of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(w)          Title to Intellectual Property.  As of the First Closing Date and each Optional Closing Date, as the case may be, the Company or its Subsidiaries will own, possess, or can acquire on reasonable terms, adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, or procedures) necessary for the conduct of their respective businesses; and the Company or its Subsidiaries will have not received any notice of any claim of infringement of or conflict with any rights of others that, if determined adversely to the Company or any of its Subsidiaries would, individually or in the aggregate, have a Material Adverse Effect.

(x)            Investment Company Act.  Neither the Company nor any of its Subsidiaries is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus none of them will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(y)           Taxes.  The Company and its Subsidiaries have paid all federal, provincial, territorial, state, local, and foreign taxes and filed all tax returns required to be paid or filed through the date hereof (taking into account timely filed extensions), and except as otherwise disclosed in the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets, except for any failure to pay, failure to file, or tax deficiency that would not, individually or in the aggregate, have a Material Adverse Effect.

(z)            Licenses and Permits.  As of the First Closing Date and each Optional Closing Date, as the case may be, the Company and its Subsidiaries will possess all licenses, certificates, permits, approvals and other authorizations required by, and will have made all required declarations and filings with, the appropriate federal, provincial, territorial, state, local, or foreign governmental or regulatory authorities that are necessary for the ownership, operation or lease of their respective properties or the conduct of their respective businesses as described in each of the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in each of the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus, neither the Company nor any of its Subsidiaries will have received notice of any revocation or modification of any such license, certificate, permit, approval or other authorization, or received notice that any work, repairs, construction or capital expenditures are required to be made by it as a condition of continued compliance with any license, certificate, permit, approval of other authorizations, that if determined adversely to the Company or any of its Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect.

(aa)         No Labor Disputes and Compliance with Employment Laws.  No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.  No union has been accredited or otherwise designated to represent any employees of the Company or any of its Subsidiaries and, to the knowledge of the Company, no accreditation request or other representation question is pending with respect to the employees of the Company or any of its Subsidiaries and no collective agreement or collective bargaining agreement or modification thereof has expired or is in effect in any of the facilities of the Company or any of its Subsidiaries, and none is currently being negotiated by the Company or any of its Subsidiaries.   Each of the Company and its Subsidiaries is in compliance with the provisions of all applicable federal, provincial, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except for any failure to comply that would not, individually or in the aggregate, have a Material Adverse Effect.

(bb)         Compliance With ERISA. Each “employee benefit plan,” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a

“Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code, except for any failure to comply that would not, individually or in the aggregate, have a Material Adverse Effect.  No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption and transactions that would not, individually or in the aggregate, have a Material Adverse Effect.  For each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no failure to satisfy the “minimum funding standard” or “minimum required contribution” (as such terms are defined in Section 412 or 430 of the Code or Section 302 of ERISA), whether or not waived, has occurred or is reasonably expected to occur.  The fair market value of the assets of each Plan that is subject to ERISA and is required to be funded under ERISA equals or exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), except for any failure to be so funded that would not, individually or in the aggregate, have a Material Adverse Effect.  No “reportable event”, as defined in Section 4043 of ERISA (other than an event with respect to which the 30-day notice requirement has been waived), has occurred with respect to any Plan.  The Company and any members of the Controlled Group have neither incurred, nor reasonably expect to incur, liability under Title IV of ERISA with respect to the termination of or underfunding of any pension plan.

(cc)         Compliance With Employee Arrangements.  Each benefit and compensation plan, agreement, policy and arrangement (other than any such plan, agreement, policy, or arrangement covered by Section 3(bb)) that is maintained, administered, or contributed to by the Company or any of its Subsidiaries for current or former employees or directors of, or independent contractors with respect to, the Company or any of its Subsidiaries, or with respect to which any of such entities would reasonably be expected to have any current, future or contingent liability or responsibility, has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, except for any failure to comply that would not, individually or in the aggregate, have a Material Adverse Effect.

(dd)         Compliance With Environmental Laws.  Except as would not, individually or in the aggregate, have a Material Adverse Effect: neither the Company nor any of its Subsidiaries: (i) has violated or is in violation of any statute, law (including, without limitation, common law), rule, regulation, decision, or order of any governmental authority or any court, domestic or foreign, relating to protection of the environment or of human health and safety, including, without limitation, with respect to the use, disposal, or release of hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii)  owns, leases or operates any real property that contains as of the Closing Date any hazardous or toxic substance or waste, pollutant or contaminant in amounts or under conditions that could reasonably be expected to result in liability under any Environmental Laws; (iii) is liable for any onsite or offsite release or disposal of any hazardous or toxic substances or wastes, pollutants or contaminants pursuant to any Environmental Laws, or (iv) is subject to any pending or, to Company’s knowledge, threatened Legal Proceedings relating to any Environmental Laws, and to the Company’s knowledge, there is no pending or threatened investigation which could reasonably be expected to result in such a Legal Proceeding.

(ee)         No Broker’s Fees.  Neither the Company nor any of its Subsidiaries is a party to any contract, agreement, or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Securities contemplated hereby.

(ff)           Disclosure Controls.  The Company and its Subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that are designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(gg)         Accounting Controls.  The Company and its Subsidiaries maintain a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that (i) pertains to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries; (ii) provides reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with authorizations of management and directors of the Company and its Subsidiaries, as applicable; and (iii) provides reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s or any of its Subsidiary’s assets that could have a material effect on the financial statements.  Except as disclosed in the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus as of December 31, 2010, there are no significant deficiencies or material weaknesses in the internal controls of the Company and its Subsidiaries.

(hh)         Absence of Significant Acquisition.  No acquisition has been made by the Company or CFOL since January 1, 2010 that is a “significant acquisition” for the purposes of Item 35 of Form 41-101F1 of the Canadian Securities Administrators and, other than the Company’s proposed acquisition of Forest’s direct and indirect ownership interests in CFOL, no proposed acquisition by the Company of a business or related businesses has progressed to a state where a reasonable person would believe that the likelihood of the Company completing the acquisition is high and that, if completed by the Company at the date of the Final Canadian Prospectus, would be a “significant acquisition” for the purposes of Item 35 of Form 41-101F1, in each case, that would require the prescribed disclosure in the Final Canadian Prospectus pursuant to Canadian Securities Laws.

(ii)           Related Party Agreements.  No director or officer, former director or officer, or stockholder or employee of, or any other person not dealing at arm’s length with, the Company will continue after the First Closing Date to be engaged in any transaction or arrangement with or to be a party to a contract with, or has any indebtedness, liability, or obligation to, the Company, except (i) as disclosed in the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus, (ii) for employment or consulting arrangements with employees or consultants or those serving as a director or officer of the Company as described in the Time of Sale Information, the U.S. Prospectus and the Final Canadian Prospectus, and (iii) for indemnity agreements to which the Company and current or former officers or directors are party.

(jj)           Share Certificate.  The form of the certificate for the Common Stock has been approved by the board of directors of the Company and adopted by the Company and will comply with all legal and stock exchange requirements and will not conflict with the Company’s charter documents.

(kk)         Absence of Restrictions by Canadian Securities Commissions.  None of the Canadian Securities Regulators, TSX, or comparable Canadian authority has issued any order:  (i) requiring trading in any of the Company’s securities to cease, (ii) preventing or suspending the use of the Preliminary Canadian Prospectus, the Final Canadian Prospectus, or any Canadian Prospectus Amendment, or (iii) preventing the distribution of the Securities in any Qualifying Canadian Jurisdiction.  The Company has not been informed that any such proceedings have been instituted for that purpose and, to the knowledge of the Company, no such proceedings are pending or contemplated.

(ll)           Transfer Agent.  BNY Mellon Shareowner Services, at its principal office in the city of Jersey City, New Jersey, has been duly appointed as U.S. registrar and transfer agent for the Common Stock of the Company, and Equity Financial Trust Company, at its principal offices in the cities of Calgary, Alberta and Toronto, Ontario, has been duly appointed as Canadian registrar and transfer agent for the Common Stock of the Company.

(mm)       Insurance.  The Company and its Subsidiaries have insurance covering their respective properties, operations, personnel, and businesses, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and its Subsidiaries and their respective businesses; and neither the Company nor any of its Subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(nn)         No Unlawful Payments.  Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries has (i) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (ii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or the equivalent legislation of any other jurisdiction to which the Company is subject; or (iii) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(oo)         Compliance with Money Laundering Laws.  The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Proceeds of Crime (Money Laundering) and Terrorist Financing

Act (Canada), the equivalent money laundering statutes of any other jurisdiction to which the Company is subject, the rules and regulations thereunder, and any related or similar rules, regulations, or guidelines, issued, administered, or enforced by any governmental authority (collectively, the “Money Laundering Laws”), and to the knowledge of the Company no action, suit, or proceeding by or before any court, arbitrator, or governmental authority involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or threatened.

(pp)         Compliance with OFAC.  None of the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, or affiliate of the Company or any of its Subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Securities hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(qq)         No Stabilization.  The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Common Stock.

(rr)           Margin Rules.  Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in each of the Time of Sale Information, the U.S. Prospectus and the Final Canadian Prospectus will violate Regulation T, U, or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(ss)         Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in any of the Time of Sale Information or the U.S. Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. The Company has a reasonable basis for all information in the Final Canadian Prospectus that would be considered “forward-looking information” as defined in NI 51-102.

(tt)           Statistical and Market Data.  Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(uu)         Sarbanes-Oxley Act.  The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

4.             Further Agreements of the Company.  Each of Forest (solely with respect to Section 4(s)) and the Company covenants and agrees with each Underwriter that:

(a)           Required U.S. Filings.  The Company will file the U.S. Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act; will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14, or 15(d) of the Exchange Act subsequent to the date of the U.S. Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and will furnish copies of the U.S. Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters as soon as reasonably practicable in such quantities as the Representative may reasonably request.

(b)           Due Diligence.  The Company shall permit each of the Underwriters to review and participate in the preparation of the Supplemented PREP Prospectus and, prior to the filing of the Supplemented PREP Prospectus and thereafter until the later of the final Closing Date and the completion of the distribution of the Securities under the Final Canadian Prospectus (together with any Canadian Prospectus Amendment, if applicable), shall allow each of the Underwriters to conduct any due diligence investigations which it reasonably requires in order to enable it to responsibly execute the certificate in the Supplemented PREP Prospectus required to be executed by it and to fulfill its obligations as an underwriter under Canadian Securities Laws.  Without limiting the generality of the foregoing, the Company shall make available its directors and senior management and audit committee, and shall use its commercially reasonable efforts to cause its auditors, independent engineers, legal counsel, and other experts to be available, to answer any questions which the Underwriters may have and to participate in one or more due diligence sessions to be held within such time.

(c)           Delivery of U.S. Documents.  Unless otherwise available on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system, the Company will deliver, without charge and upon request, (i) to the Representative, two copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; (ii) to each U.S. Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the U.S. Prospectus Delivery Period (as defined below), as many copies of the U.S. Prospectus (including all amendments and supplements thereto and each Issuer Free Writing Prospectus) as the Representative may reasonably request.  As used herein, the term “U.S. Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer.

(d)           Delivery of Canadian Documents.  On or prior to the time of filing of the Supplemented PREP Prospectus, the Company shall deliver to the Representative (except to the extent such documents have been previously delivered to the Representative or are available on the SEDAR website) a copy of:  (i) each of the Preliminary Canadian Prospectus, the Final Canadian Prospectus, and the Supplemented PREP Prospectus, in each case signed and certified by the Company as required by Canadian Securities Laws; (ii) the U.S. Prospectus (including all amendments and supplements thereto and each Issuer Free Writing Prospectus) and (iii) any other document required to be filed by the Company under Canadian Securities Laws at or before such time in respect of the offering of the Securities.

(e)           Commercial Copies of Canadian Documents.  The Company shall cause commercial copies of the Supplemented PREP Prospectus and the U.S. Prospectus to be delivered to the Underwriters without charge, in such quantities and in such cities as the Representative may reasonably request.  Such delivery of the Supplemented PREP Prospectus and the U.S. Prospectus shall be effected as soon as possible after filing thereof with the Canadian Securities Regulators, but in any event on or before 12:00 p.m. (Toronto time) on [                      ], 2011 (for deliveries in Toronto) and on or before 12:00 p.m. (Toronto time) on [                        ], 2011 (for deliveries in Canada other than in Toronto).  The Company shall similarly cause to be delivered commercial copies of any Canadian Prospectus Amendments and amendments and supplements to the U.S. prospectus and each Issuer Free Writing Prospectus.  The Underwriters agree with the Company, subject to receipt of the same from the Company, to send a copy of the Supplemented PREP Prospectus and, concurrently, a copy of the U.S. Prospectus, to purchasers of Securities in Canada promptly following receipt thereof, and to send, and to cause each Selling Firm to send, a copy of any Canadian Prospectus Amendment and a copy of any amendment or supplement to the U.S. prospectus or Issuer Free Writing Prospectus to all persons to whom copies of the Supplemented PREP Prospectus are sent promptly following receipt thereof.

(f)            Amendments or Supplements, Issuer Free Writing Prospectuses.  Before preparing, using, authorizing, approving, referring to, or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the U.S. Prospectus, the Company will furnish to the Representative and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment, or supplement for review and will not prepare, use, authorize, approve, refer to, or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representative reasonably objects, unless otherwise required by applicable law.

(g)           Amendments to Canadian Prospectus.  In the event that the Company is required by Canadian Securities Laws to prepare and file a Canadian Prospectus Amendment, the Company shall prepare and deliver promptly to the Underwriters signed and certified copies of such Canadian Prospectus Amendment. Any Canadian Prospectus Amendments shall be in form and substance satisfactory to the Underwriters, acting reasonably.

(h)           Notice to the Representative.  The Company will advise the Representative promptly, (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any supplement to the U.S. Prospectus or any Issuer Free Writing Prospectus or any amendment to the U.S. Prospectus has been filed, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the U.S. Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information, (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary U.S. Prospectus, any of the Time of Sale Information or the U.S. Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act, (vi) of the occurrence of any event within the U.S. Prospectus Delivery Period as a result of which the U.S. Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the U.S. Prospectus, the Time of Sale Information, or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading, (vii) of the time when the Supplemented PREP Prospectus or any Canadian Prospectus Amendment has been filed and when the receipt(s) in respect thereof, if any, have been obtained and will provide evidence satisfactory to the Underwriters of each filing and the issuance or deemed issuance of receipts from all of the Canadian Securities Regulators, (viii) of the issuance by any Canadian Securities Regulator of any order suspending or preventing the use of the Preliminary Canadian Prospectus, the Final Canadian Prospectus (including the Supplemented PREP Prospectus), or any Canadian Prospectus Amendment or suspending the qualification of the Securities for distribution in any of the Qualifying Canadian Jurisdictions, (ix) of the receipt by the Company of any requests made by any Canadian Securities Regulator for any amendment or supplement to the Final Canadian Prospectus, or for additional information, and (x) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any other jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its commercially reasonable efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing the distribution of the Securities in the Qualifying Canadian Jurisdictions, preventing or suspending the use of any Preliminary U.S. Prospectus, any of the Time of Sale Information, the U.S. Prospectus, or the Final Canadian Prospectus, or suspending any such qualification of the Securities and, if any such order is issued, will take commercially reasonable steps to obtain as soon as practicable the withdrawal thereof.

In addition, during the period from the date of this Agreement to the later of the final Closing Date and the date of completion of distribution of the Securities, the Company shall promptly notify the Representative in writing of any of the representations or warranties made by the Company in this Agreement no longer being true and correct in all material respects at any particular time (but following the Closing Time, after giving effect to the transactions contemplated by this Agreement and the Transaction Documents), except in respect of any representations and warranties that are to be true and correct as of a specified date (in which case the Company shall notify the Underwriters if the representations or warranties are no longer true and correct as of that date), and except in respect of any representations and warranties that are subject to a materiality qualification, in which case they will be true and correct in all respects.

(i)            Ongoing U.S. Compliance.  (1) If during the U.S. Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the U.S. Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the U.S. Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the U.S. Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission, and furnish to the Underwriters and to such dealers as the Representative may designate such amendments or supplements to the U.S. Prospectus as may be necessary so that the statements in the U.S. Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the U.S. Prospectus is delivered to a purchaser, be misleading or so that the U.S. Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Time of Sale Information is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required), and furnish to the Underwriters and to such dealers as the Representative may designate such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances existing when the Time of Sale Information is delivered to a purchaser, be misleading or so that the Time of Sale Information will comply with law.

(j)            Ongoing Canadian Compliance.  If during the period from the date of this Agreement to the later of the final Closing Date and the completion of the distribution of the Securities under the Final Canadian Prospectus (together with any Canadian Prospectus Amendment, if applicable) (i) any material fact shall arise or be discovered that would have been required to have been stated in the Final Canadian Prospectus had the material fact arisen or been discovered on, or prior to, the date of such document, or (ii) there shall occur any change in any material fact contained in the Final Canadian Prospectus (together with any Canadian Prospectus Amendment, if applicable), as a result of which material fact or change in material fact the Final Canadian Prospectus (together with any Canadian Prospectus Amendment, if applicable) would include any untrue statement of a material fact or omit to state a material fact that is required to be stated or that is necessary to make a statement therein not misleading in the light of the circumstances under which it was made, or would result in the Final Canadian Prospectus (together with any Canadian Prospectus Amendment, if applicable) not complying (to the extent that such compliance is required) with Canadian Securities Laws, the Company will promptly notify the Representative thereof and promptly (and in any event within any applicable time prescribed under Canadian Securities Laws) prepare to the satisfaction of the Representative, acting reasonably, and file with the Canadian Securities Regulators such amendments or supplements to the Final Canadian Prospectus (as theretofore amended) and otherwise comply with all applicable requirements under Canadian Securities Laws as a result of such material fact or change in material fact; provided that the Company shall not file any Canadian Prospectus Amendment or other similar document without first obtaining the approval of the Representative on behalf of the Underwriters, after consultation with the Representative with respect to the form and content thereof, which approval will not be unreasonably withheld, conditioned, or delayed.  The Company shall in good faith discuss with the Representative any event or circumstances (actual, anticipated, contemplated, or threatened, financial or otherwise) which is of such a nature that there is reasonable doubt whether notice need be given by the Company under this Section 4(j).

(k)           Blue Sky Compliance.  The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(l)            Earning Statement.  As soon as practicable, but not later than 16 months, after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the date of this Agreement and satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder.

(m)          Clear Market.  For a period of 180 days after the date of the U.S. Prospectus, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act (other than any registration statement on Form S-8), or file with a Canadian Securities Regulator a preliminary prospectus, relating to any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposition, or filing, (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Representative, other than (A) the Securities to be sold hereunder, (B) any stock options, restricted stock awards, phantom stock awards, and other equity-based incentive awards to be issued to directors, officers, employees or consultants of the Company or its subsidiaries in accordance with its stock incentive plan as described in each of the Time of Sale Information, the U.S. Prospectus and the Final Canadian Prospectus and in compliance with the requirements of the New York Stock Exchange (the “NYSE”) and the Toronto Stock Exchange (the “TSX”), and (C) any shares of Common Stock issued upon the exercise of options or other awards or the vesting of other equity-based incentive awards granted under stock-based compensation plans of the Company and its Subsidiaries as described in each of the Time of Sale Information, the U.S. Prospectus and the Final Canadian Prospectus.  Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(n)           Use of Proceeds.  The Company will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information, the U.S. Prospectus and the Final Canadian Prospectus under the heading “Use of Proceeds”.

(o)           Exchange Listings.  The Company will use its commercially reasonable efforts to list, subject to notice of issuance and the filing of final documents, the Securities on the NYSE and on the TSX.

(p)           Filings.  The Company will (i) file with the Commission such reports as may be required by Rule 463 under the Securities Act and (ii) pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(q)           No Stabilization.  The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Common Stock.

(r)            Canadian Securities Laws.  The Company will promptly fulfill and comply with all applicable Canadian Securities Laws required to be fulfilled or complied with by the Company to enable the Securities to be lawfully distributed to the public in the Qualifying Canadian Jurisdictions through the Canadian Underwriters or any other investment dealers or brokers registered as such in the Qualifying Canadian Jurisdictions.

(s)           Waiver.  Neither Forest nor the Company shall waive any terms or conditions in the Transaction Documents if such waiver would, individually or in the aggregate, have a Material Adverse Effect on the Company or the holders of the Common Stock of the Company.

5.             Certain Agreements of the Underwriters.  The Underwriters hereby represent to, and agree with, the Company as follows:

(a)           Each Underwriter has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that, solely as a result of use by such underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any Issuer Free Writing Prospectus prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing U.S. Prospectus”).

(b)           Each Underwriter is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the U.S. Prospectus Delivery Period).

(c)           The Underwriters will be permitted to appoint, at their sole expense, other registered dealers or brokers as their agents to assist in the distribution of the Securities in the Qualifying Canadian Jurisdictions (a “Selling Firm”).  The Underwriters shall, and shall require any Selling Firm, to comply with Canadian Securities Laws in connection with the distribution of the Securities and to offer the Securities for sale only in the Qualifying Canadian Jurisdictions directly and through duly appointed Selling Firms upon the terms and conditions set forth in the Final Canadian Prospectus and this Agreement.  The Underwriters shall, and shall require any Selling Firm to agree to, offer for sale and sell the Securities only in those jurisdictions where they may be lawfully offered for sale or sold.  Without limiting the generality of the foregoing, no Securities will be offered for sale or sold in any Qualifying Canadian Jurisdiction by any Canadian Underwriter or any Selling Firm unless such Canadian Underwriter or Selling Firm is duly registered as a dealer under the Canadian Securities Laws of such Qualifying Canadian Jurisdiction in a category that permits the trade.  For the purposes of this Section 5(c), the Underwriters shall be entitled to assume that the Securities are qualified for distribution in each of the Qualifying Canadian Jurisdictions.

(d)           Notwithstanding the foregoing, an Underwriter will not be liable for any breach under this Section 5 by another Underwriter if the Underwriter first mentioned is not itself also in breach of this Section 5.

(e)           The Canadian Underwriters shall use their commercially reasonable efforts to complete, and to cause each Selling Firm to complete, the distribution of the Securities as promptly as possible after the Closing Date, and shall, and shall cause each Selling Firm to, after the Closing Date, give prompt written notice to the Company when, in the opinion of the Canadian Underwriters, they have completed distribution of the Securities in the Qualifying Canadian Jurisdictions, including notice of the total proceeds realized or number of Securities sold in each of the Qualifying Canadian Jurisdictions and any other jurisdiction.

(f)            (i) The U.S. Underwriters and, except as provided in section (f)(ii) below, the Company shall use the “road show” presentation prepared specifically for U.S. investors in connection with the offering of the Securities in the United States; provided that each of the Company, Forest and the Underwriters acknowledge that there shall be no obligation to verify the identity of any investor purporting to be a U.S. investor other than requesting that such investor respond to click-through prompts accompanying the “road show” to verify that  such investor is a U.S. investor, and (ii) the Canadian Underwriters and, except as provided in section (f)(i) above, the Company shall use the “road show” presentation prepared specifically for Canadian investors in connection with the offering of the Securities in Canada; provided that each of the Company, Forest and the Underwriters acknowledge that there shall be no obligation to verify the identity of any investor purporting to be a Canadian investor other than requesting that such investor respond to click-through prompts accompanying the “road show” to verify such investor is a Canadian investor.

6.             Conditions of Underwriters’ Obligations.  The obligation of each Underwriter to purchase Securities on each Closing Date as provided herein is subject to the performance by the Company and Forest of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)           Registration Compliance; No Stop Order or Cease Trade Order.  (i) No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the U.S. Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representative.

(ii)           No order to cease or suspend trading in any securities of the Company or prohibiting or restricting the distribution of any of the Securities shall have been made, or proceedings announced, commenced, or threatened for the making of any such order, by any Canadian Securities Regulator or any other competent authority, that has not been rescinded, revoked, or withdrawn, and the Securities shall continue to be qualified for distribution in the Qualifying Canadian Jurisdictions pursuant to the Final Canadian Prospectus.

(b)           Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of each Closing Date; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of each Closing Date.

(c)           No Downgrade.  Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any debt securities or preferred stock issued or guaranteed by the Company by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any debt securities or preferred stock issued or guaranteed by the Company (other than an announcement with positive implications of a possible upgrading).

(d)           No Material Adverse Change.  Subsequent to the execution and delivery of this Agreement, no event described in Section 3(h) hereof shall have occurred or shall exist that is not described in each of the Time of Sale Information (without giving effect to any amendment or supplement thereto or any document filed with the Commission after the date hereof), the U.S. Prospectus (without giving effect to any amendment or supplement thereto or any document filed with the Commission after the date hereof), and the Final Canadian Prospectus and the effect of which, in the judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information, and the U.S. Prospectus.

(e)           Officer’s Certificate.  The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company who has specific knowledge of the Company’s financial matters and is satisfactory to the Representative, acting reasonably, (i) confirming that such officer has carefully reviewed the Time of Sale Information, the U.S. Prospectus and the Final Canadian Prospectus and, to the best knowledge of such officer, the representations set forth in Section 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (a) and (c) above.

(f)            Comfort Letters.  On the date of this Agreement, the date of the Supplemental PREP Prospectus, and on each Closing Date, Ernst & Young LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the Financial Statements and certain financial information contained in each of the Time of Sale Information, the U.S. Prospectus and the Final Canadian Prospectus and any Canadian Prospectus Amendment; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(g)           Reserve Report Confirmation Letters.  On each Closing Date, D&M shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, containing statements and information of the type customarily included in reserves engineers’ “confirmation letters” to underwriters with respect to the oil and gas reserves of the Company and its Subsidiaries, as reported in letters to the Company and as reported in the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus.

(h)           Opinion of Counsel for the Company.  (i) Vinson & Elkins L.L.P., counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, substantially to the effect set forth in Annex C-1 hereto.

(ii)           Cyrus D. Marter IV shall have furnished to the Underwriters his written opinion, as Vice President and Secretary of the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth in Annex C-2 hereto.

(iii)          Bennett Jones LLP, counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, substantially to the effect set forth in Annex C-3 hereto.

(i)            Opinion of Counsel for the Underwriters.  (i)  The Representative shall have received on and as of the Closing Date an opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(ii)           The Representative shall have received on and as of the Closing Date an opinion of Blake, Cassels & Graydon LLP, counsel for the Underwriters, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(j)            No Legal Impediment to Issuance.  No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(k)           Good Standing.  The Representative shall have received on and as of the Closing Date reasonably satisfactory evidence of the good standing of the Company and the Company’s “significant subsidiaries” (within the meaning of Rule 1-02(w) under Regulation S-X promulgated by the Commission) in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(l)            Exchange Listing.  The Securities to be delivered on each Closing Date (i) shall have been approved for listing on the NYSE, subject to official notice of issuance, and (ii) in addition to any approval and posting for trading of the Securities on an “if, as and when issued” basis, the Securities shall have been approved for listing on the TSX on or before the Business Day immediately preceding the applicable Closing Date, subject only to the satisfaction by the Company of the conditions imposed by the TSX in the letter from such exchange dated [                        ], 2011.

(m)          Lock-up Agreements.  The “lock-up” agreements, (i) each substantially in the form of Exhibit A hereto, between the Representative and the officers and directors of the Company and (ii) substantially in the form of Exhibit B hereto, between the Representative and Forest, shall be in full force and effect on the Closing Date.

(n)           Additional Documents.  On or prior to the Closing Date, the Company shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7.             Indemnification and Contribution.

(a)           Indemnification of the Underwriters.  Each of the Company and, until the consummation of the Spin-off, Forest agrees, jointly and severally, to indemnify and hold harmless each Underwriter, its affiliates participating in the distribution of the Securities (the “Participating Affiliates”), directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Information, any Issuer Free Writing Prospectus, or the U.S. Prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company by such Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof; and (iii) any (A) information or statement (except any Canadian Underwriters’ Information) contained in the Canadian Prospectus, any Canadian Prospectus Amendment, or in any certificates of the Company delivered pursuant to this Agreement which at the time and in the light of the circumstances under which it was made contains or is alleged to contain a misrepresentation; (B) omission or alleged omission to state in the Canadian Prospectus or any Canadian Prospectus Amendment, any material fact (other than a material fact relating solely to any Canadian Underwriters’ Information) required to be stated in such document (C) order made or enquiry, investigation or proceedings commenced or threatened by any court, securities commission or other competent authority based upon any misrepresentation or alleged misrepresentation (in each case, other than relating solely to any Canadian Underwriters’ Information) contained in or omitted from the Canadian Prospectus or any Canadian Prospectus Amendment or based upon any failure to comply with Canadian Securities Laws (other than any failure or alleged failure to comply by the Underwriters), preventing or restricting the trading in or the sale or distribution of the Securities in any of the Qualifying Canadian Jurisdictions; (D) non-compliance or alleged non-compliance by the Company with any Canadian Securities Laws in connection with the transactions contemplated by this Agreement.  Notwithstanding anything to the contrary in this Agreement, Forest’s indemnification obligation pursuant to this Section 7(a) is limited to indemnification for claims that are both (i) made against any Underwriter or its Participating Affiliates, directors, officers or each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) reported to Forest in writing pursuant to Section 14(b) prior to the consummation of the Spin-off.

(b)           Indemnification of the Company and Forest.  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless (i) the Company, each of its directors and officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) until the consummation of the Spin-Off, Forest, each of its directors and officers, and each person, if any, who controls Forest within the meaning of Section 15 of Securities Act or Section 20 of the Exchange Act, in each case, to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company and Forest by such Underwriter through the Representative expressly for use in the Time of Sale Information, any Issuer Free Writing Prospectus, the U.S. Prospectus (or any amendment or supplement thereto), the Canadian Prospectus or any Canadian Prospectus Amendment, it being understood and agreed that the only such information consists of the fourth, fifteenth, sixteenth, seventeenth and the material relationships described in the twenty-fourth paragraph under “Underwriting” in the Preliminary U.S. Prospectus and U.S. Prospectus and the fourth, fifteenth, sixteenth, seventeenth and the material relationships described in the twenty-fourth paragraph under the heading “Underwriting” in the Preliminary Canadian Prospectus and Final Canadian Prospectus.

(c)           Notice and Procedures.  If any suit, action, proceeding (including any governmental or regulatory investigation), claim, or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraphs (a) or (b) above.  If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) and any others entitled to indemnification pursuant to paragraphs (a) or (b) above that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred.  Any such separate firm for any Underwriter, its Participating Affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representative and any such separate firm for the Company, its directors, its officers, and any control persons of the Company shall be designated in writing by the Company.  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel in connection with a suit, action, proceeding, claim, or demand in respect of which indemnification is permitted under either paragraph (a) or (b) above, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into (A) more than 60 days after receipt by the Indemnifying Person of such request and (B) more than 30 days after receipt by the Indemnifying Person of the terms of the proposed settlement and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.  No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)                                 Contribution.  If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total discounts and commissions received by the Underwriters in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities.  The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                                  Limitation on Liability.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.  The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages, and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim.  Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person found guilty in a final judgment of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)                                    Non-Exclusive Remedies.  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8.                                       Termination.  This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and on or prior to the First Closing Date (i) trading generally shall have been suspended or materially limited on the NYSE, The Nasdaq Stock Market, the TSX, or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by U.S. or Canadian federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable, inadvisable, or unprofitable to proceed with the offering, sale, or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information, the U.S. Prospectus and the Final Canadian Prospectus.

9.                                       Defaulting Underwriter.  (a) If, on a Closing Date any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement.  If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms.  If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone such Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Time of Sale Information, the U.S. Prospectus, the Final Canadian Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Time of Sale Information, the U.S. Prospectus, or the Final Canadian Prospectus that effects any such changes.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b)                                 If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the number of such Securities that remains unpurchased does not exceed one-eleventh of the number of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the number of Securities that such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)                                  If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the number of such Securities that remains unpurchased exceeds one-eleventh of the aggregate number of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters.  Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 10(a) hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)                                 Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

10.                                 Payment of Expenses.  (a)  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including, without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities, and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary U.S. Prospectus, any other Time of Sale Information, any Issuer Free Writing Prospectus, and the U.S. Prospectus (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs incident to the preparation, printing, and filing under Canadian Securities Laws of the Preliminary Canadian Prospectus, the Final Canadian Prospectus and any Canadian Prospectus Amendment; (iv) the fees and expenses of the Company’s counsel, independent accountants, and independent petroleum engineering firms; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the state or foreign securities or blue sky laws of such jurisdictions as the Representative may designate and the preparation, printing, and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA; (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; and (x) all expenses and application fees related to listing of the Securities on the NYSE and the TSX; provided, that except as provided in this Section 10 and in Section 7 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel.

(b)                                 If (i) this Agreement is terminated pursuant to clause (ii) of Section 8, (ii) the Company for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities because a condition to closing is not satisfied, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

11.                                 Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, the Participating Affiliates, officers and directors of each Underwriter referred to in Section 7 hereof and the officers and directors of the Company referred to in Section 7 hereof.  Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.  No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

12.                                 Survival.  The respective indemnities, rights of contribution, representations, warranties, and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.

13.                                 Certain Defined Terms.  For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City or Calgary, Alberta; and (c) the terms “misrepresentation”, “material fact”, and “material change”, when used in connection with the Canadian Prospectus or any Canadian Prospectus Amendment, have the meaning given to such terms in the Securities Act (Alberta).

14.                                 Miscellaneous.  a)  Authority of the Representative.  Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by Representative shall be binding upon the Underwriters.

(b)                                 Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication or electronic communication.  Notices to the Underwriters shall be given to the Representative at c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax:  (212) 622-8358), Attention:  Equity Syndicate Desk.  Notices to the Company shall be delivered or sent by mail or telecopy transmission to the address of the Company set forth in the U.S. Prospectus, Attention: General Counsel (fax:  (303) 812-1445; e-mail smarter@forestoil.com ).

(c)                                  Governing Law.  This Agreement and any claim, controversy, or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

(d)                                 Counterparts.  This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e)                                  Amendments or Waivers.  No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f)                                    Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

LONE PINE RESOURCES INC.

By:
Name:
Title:

FOREST OIL CORPORATION

By:
Name:
Title:

Accepted: [                ], 2011

J.P. MORGAN SECURITIES LLC
For itself and on behalf of the
several Underwriters listed
in Schedule 1 hereto.

By
Authorized Signatory

[Signature Page to Underwriting Agreement]

Schedule 1

Underwriters

Name	Number of Firm Securities
J.P. Morgan Securities LLC†; J.P. Morgan Securities Canada Inc.*	[ ]
Credit Suisse Securities (USA) LLC†; Credit Suisse Securities (Canada), Inc.*	[ ]
TD Securities (USA) LLC†; TD Securities Inc.*	[ ]
BMO Capital Markets Corp.†; BMO Nesbitt Burns Inc.*	[ ]
Scotia Capital (USA) Inc.†; Scotia Capital Inc.*	[ ]
Wells Fargo Securities, LLC†	[ ]
CIBC World Markets Corp.†; CIBC World Markets Inc.*	[ ]
RBC Capital Markets LLC†; RBC Dominion Securities Inc.*	[ ]
BNP Paribas Securities Corp.†	[ ]
FirstEnergy Capital Corp.*	[ ]
Howard Weil Incorporated†	[ ]
Johnson Rice & Company L.L.C.†	[ ]
Peters & Co. Limited*	[ ]
Raymond James & Associates, Inc.; Raymond James Ltd.*	[ ]
Tudor, Pickering, Holt & Co. Securities, Inc.†	[ ]
Total	[ ]

†Denotes U.S. Underwriter

*Denotes Canadian Underwriter

Schedule 2

Transaction Documents

Separation and Distribution Agreement by and among Forest Oil Corporation, Canadian Forest Oil LTD., and Lone Pine Resources Inc., dated [  ], 2011.

Transition Services Agreement between Forest Oil Corporation and Lone Pine Resources Inc., dated [  ], 2011.

Tax Sharing Agreement between Forest Oil Corporation and its Affiliates and Lone Pine Resources Inc. and its Affiliates, dated [  ], 2011.

Employee Matters Agreement by and among Forest Oil Corporation, Canadian Forest Oil LTD., and Lone Pine Resources Inc., dated [  ], 2011.

Registration Rights Agreement between Forest Oil Corporation and Lone Pine Resources Inc., dated [  ], 2011.

2

ANNEX A

Number of Shares:

Public Price per Share: $

Price per Share to Underwriters: $

3

ANNEX B

Free Writing U.S. Prospectuses

4

ANNEX C-1

Form of Opinion of Vinson & Elkins L.L.P.

(i)                                     The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority necessary to own its properties and conduct its business in a manner consistent with any description thereof in each of the Time of Sale Information and the U.S. Prospectus;

(ii)                                  Forest has been duly incorporated and is an existing corporation in good standing under the laws of the State of New York, with corporate power and authority necessary to own its properties and conduct its business in a manner consistent with any description thereof in each of the Time of Sale Information and the U.S. Prospectus;

(iii)                               Each of the Company and Forest has all necessary corporate power and authority to execute and deliver the Underwriting Agreement;

(iv)                              The Underwriting Agreement has been duly authorized, executed, and delivered by each of the Company and Forest;

(v)                                 The Securities to be issued and sold by the Company pursuant to this Agreement on each Closing Date have been duly authorized by the Company and, when issued and delivered to and paid for by the Underwriters as provided in this Agreement, will be validly issued and fully paid and nonassessable and conform in all material respects to the description thereof contained in the Time of Sale Information and the U.S. Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Common Stock;

(vi)                              No consent, approval, authorization or order of, or filing or registration with, any United States federal or New York state court or governmental agency or body is required for the execution, delivery, and performance by each of the Company and Forest of the Underwriting Agreement, and issuance of the Securities or for the consummation of the transactions contemplated therein and no material consent, approval, authorization or order of, or filing or registration with, any United States federal or New York state court or governmental agency or body is required for the consummation of the Spin-off, except for (i) the registration of the Securities under the Securities Act, (ii) such consents, approvals, filings, and similar authorizations required under the Securities Act, the Exchange Act, and state securities or “Blue Sky” laws, and (iii) such consents, approvals, authorizations, orders and registrations, or qualifications as may be required by FINRA and under applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Securities by the Underwriters or as have been obtained;

(vii)                           None of the issue, sale, and delivery of the Securities by the Company, the execution and delivery of the Underwriting Agreement and each of the Transaction Documents by each of the Company and Forest and the consummation of the transactions contemplated therein by each of the Company and Forest in accordance with the terms thereof, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of or constitute a default under (a) any United States federal or New York state law (provided that such counsel shall not be required to opine as to the prospective compliance by the Company

5

with applicable securities laws), (b) the charter or bylaws or similar organizational documents of the Company or Forest, or (c) the terms of the CFOL credit agreement to which the Company is a party, except in the case of clauses (a) and (c), for any such breach, violation, or default that would not, individually or in the aggregate, have a Material Adverse Effect;

(viii)                        The Registration Statement has been declared effective under the Act, the U.S. Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement, as of its effective date, and the U.S. Prospectus, as of the date of this Agreement, and any amendment or supplement thereto, as of its date, appears on its face to have complied as to form in all material respects with the requirements of the Act, except that, in each case, we express no opinion as to the financial statements, schedules, oil and gas reserve data, and other financial data included therein or excluded from exhibits to the Registration Statement.

(ix)                                The statements set forth under the headings “Description of Capital Stock” in each of the Time of Sale Information and the U.S. Prospectus, insofar as they purport to constitute summaries of the terms of the Common Stock (including the Securities), are accurate and fairly summarize in all material respects such provisions;

(x)                                   The descriptions of the Transaction Documents contained in each of the Time of Sale Information and the U.S. Prospectus are accurate in all material respects;

(xi)                                The statements in each of the Time of Sale Information and the U.S. Prospectus under the heading “Certain U.S. federal tax considerations for non-U.S. holders,” to the extent that they constitute summaries of matters of law or regulation or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects;

(xii)                             The Company is not and, after giving effect to the offering and sale of the Securities and the application of the net proceeds therefrom as described in each of the Time of Sale Information and the U.S. Prospectus, will not be an “investment company” within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder.

Such counsel shall also state (which may be in a separate document) that they have participated in conferences with certain officers and other representatives of the Company, representatives of the independent accountants of the Company, and representatives of and counsel to the Underwriters, at which the contents of the Time of Sale Information and the U.S. Prospectus and related matters were discussed, and, although such counsel did not independently verify such information, is not passing upon, and does not assume any responsibility for and expresses no opinion regarding (except to the extent set forth in subparagraphs (ix) and (x) above) the accuracy, completeness or fairness of the statements contained or included in the Time of Sale Information and the U.S. Prospectus, based on the participation described above

6

(relying as to matters of fact upon statements made to such counsel by the representatives of the Company) and their review of the Time of Sale Information and the U.S. Prospectus, no information has come to their attention that caused them to believe that the Time of Sale Information, as of the Time of Sale (which such counsel may assume to be the date of this Agreement), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the statements contained in the U.S. Prospectus, as of the date thereof and as of Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Such counsel need not express any view, belief or comment with respect to the form, accuracy, completeness or fairness of the financial statements, including the related notes and schedules thereto and the auditors’ reports thereon, other financial and accounting information and the oil and gas reserve reports and related reserve information contained or incorporated by reference in the Time of Sale Information and the U.S. Prospectus or excluded therefrom.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Delaware General Corporation Law or the laws of the State of New York or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to Simpson Thacher & Bartlett LLP and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

The opinion of Vinson & Elkins L.L.P. described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

7

ANNEX C-2

Form of Opinion of Cyrus D. Marter IV,
Vice President and Secretary of the Company

(i)             The Company is duly qualified to do business as a foreign corporation in good standing in all United States jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect;

(ii)          All outstanding shares of Common Stock have been duly authorized by the Company and are validly issued and fully paid and nonassessable and conform in all material respects to the description thereof contained in the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus;

(iii)       Neither the issue, sale, and delivery of the Securities by the Company, the execution and delivery of Underwriting Agreement by the Company, the consummation of any of the transactions contemplated therein, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of any of the terms and provisions of, or constitute a default under (a) the charter or bylaws or similar organizational documents of the Company or any of the Subsidiaries, (b) the terms of any indenture or other agreement or instrument to which the Company or any of the Subsidiaries is a party or bound, or (c) any judgment, order or decree of any court, regulatory body, administrative agency, governmental body, or arbitration having jurisdiction over the Company or any of the Subsidiaries, except, in the case of clauses (b) and (c) above, for any such breach, violation, or default that would not, individually or in the aggregate, have a Material Adverse Effect;

(iv)      The descriptions in each of the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus of contracts and other documents are accurate in all material respects; and

(v)         except as disclosed in each of the Time of Sale Information, the U.S. Prospectus, and the Final Canadian Prospectus to such counsel’s knowledge, there is no pending or threatened action or suit or judicial, arbitral, or other administrative proceeding before any court, regulatory body, administrative agency, governmental body, or arbitrator to which the Company or any of its Subsidiaries, or its or their property, is the subject, that is of a character that would have a Material Adverse Effect.

Such counsel shall also state (which may be in a separate document) that such counsel has participated in conferences with certain officers and other representatives of the Company, outside counsel to the Company, representatives of the independent accountants of the Company, and with representatives of and counsel to the Underwriters, at which the contents of the Time of Sale Information and the U.S. Prospectus and related matters were discussed, and, although such counsel did not independently verify such information, is not passing upon, and does not assume any responsibility for and expresses no opinion regarding the accuracy, completeness or fairness of the statements contained or included in the Time of Sale Information

8

and the U.S. Prospectus, based on the participation described above (relying as to matters of fact upon statements made to such counsel by the representatives of the Company) and review of the Time of Sale Information and the U.S. Prospectus, no information has come to the attention of such counsel that have caused such counsel to believe that the Time of Sale Information, as of the Time of Sale (which such counsel may assume to be the date of this Agreement), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the statements contained in the U.S. Prospectus, as of the date thereof and as of Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Such counsel need not express any view, belief, or comment with respect to the form, accuracy, completeness, or fairness of the financial statements, including the related notes and schedules thereto and the auditors’ reports thereon, other financial and accounting information, and the oil and gas reserve reports and related reserve information contained or incorporated by reference in the Time of Sale Information and the U.S. Prospectus or excluded therefrom.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Delaware General Corporation Law or the laws of the States of Colorado or Texas, or the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to Simpson Thacher & Bartlett LLP and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

The opinion of Cyrus D. Marter IV described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

9

ANNEX C-3

Form of Opinion of Bennett Jones LLP

(i)                                                 CFOL is a valid and subsisting corporation under the Business Corporations Act (Alberta).

(ii)                                              CFOL has the corporate power and capacity to own, lease, and operate its properties and to conduct its business as described in the Final Canadian Prospectus.

(iii)                                           Each of CFOL and the Company is duly registered as an extra-provincial corporation under the laws of each jurisdiction in Canada in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business.

(iv)                                          No consent, approval, authorization or order of, or filing or registration with, any Canadian federal or Alberta provincial governmental authority is required of the Company under the laws of Alberta and the federal laws of Canada applicable in Alberta for the execution, delivery and performance by each of the Company and Forest of the Underwriting Agreement, except as have been obtained or made and are in full force and effect, or as required by Canadian Securities Laws with respect to the distribution of the Securities, if any, in the Qualifying Canadian Jurisdictions.

(v)                                             None of the issue, sale, and delivery of the Securities by the Company, the execution, delivery and performance of the Underwriting Agreement and each of the Transaction Documents by each of the Company and Forest and the consummation of the transactions contemplated therein in accordance with the terms thereof, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of or constitute a default under (a) any laws of the Province of Alberta and the federal laws of Canada applicable therein, (b) to such counsel’s knowledge, any judgment, order or decree of any Canadian federal or provincial government body, agency or court having jurisdiction over the Company, or (c) to such counsel’s knowledge, the terms of any indenture or other agreement or instrument to which the Company is a party or bound.

(vi)                                          The statements under the heading “Certain Canadian federal income tax consequences for holders” in the Final Canadian Prospectus, insofar as they purport to describe the provisions of the laws referred to therein, are accurate, complete, and fair, subject to the limitations and qualifications stated or referred to in the Final Canadian Prospectus.

(vii)                                       The Securities have been conditionally approved for listing by the Toronto Stock Exchange, subject to the fulfillment of the requirements of such exchange as described in the letter of such exchange dated [                    ], 2011 on or before [                      ], 2011.

10

(viii)                                    All documents have been filed, all requisite proceedings have been taken, and all legal requirements have been fulfilled by the Company that are required under Canadian Securities Laws to qualify the Securities for distribution to the public in each of the Qualifying Canadian Jurisdictions through dealers duly registered under the applicable Canadian Securities Laws of the Qualifying Canadian Jurisdictions who have complied with the relevant provisions of such applicable Canadian Securities Laws and the terms and conditions of their registration.

Such counsel shall also state (which may be in a separate document) that they have participated in conferences with certain officers and other representatives of the Company, United States counsel to the Company, representatives of the independent accountants of the Company, and representatives of and counsel to the Underwriters, at which the contents of the Time of Sale Information and the U.S. Prospectus and related matters were discussed, and, although such counsel did not independently verify such information, is not passing upon, and does not assume any responsibility for and expresses no opinion regarding (except to the extent set forth in subparagraph (vi) above) the accuracy, completeness or fairness of the statements contained or included in the Time of Sale Information and the U.S. Prospectus, based on the participation described above (relying as to matters of fact upon statements made to such counsel by the representatives of the Company) and their review of the Time of Sale Information and the U.S. Prospectus, no information has come to their attention that caused them to believe that the Time of Sale Information, as of the Time of Sale (which such counsel may assume to be the date of this Agreement), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the statements contained in the U.S. Prospectus, as of the date thereof and as of Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Such counsel need not express any view, belief or comment with respect to the form, accuracy, completeness or fairness of the financial statements, including the related notes and schedules thereto and the auditors’ reports thereon, other financial and accounting information and the oil and gas reserve reports and related reserve information contained or incorporated by reference in the Time of Sale Information and the U.S. Prospectus or excluded therefrom.

In rendering such opinions, Bennett Jones LLP may rely (A) upon opinions of local counsel as to the laws other than those of Canada, Alberta and Ontario, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

The opinion of Bennett Jones LLP described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

11

Exhibit A

LOCK-UP AGREEMENT

[ ], 2011

J.P. MORGAN SECURITIES LLC

As Representative of the
several Underwriters listed
in Schedule 1 hereto

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

The undersigned understands that you, as Representative of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Lone Pine Resources Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”), of common stock, par value $0.01 per share, of the Company (the “Securities”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities LLC on behalf of the Underwriters, the undersigned will not, during the period ending 180 days after the date of the prospectus relating to the Public Offering (the “U.S. Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right ,or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash ,or otherwise, or (3) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for

Common Stock without the prior written consent of the Representative, in each case other than (A)  transfers of shares of Common Stock as a bona fide gift or gifts, (B) transfers of shares of Common Stock by will or the laws of intestacy, (C) transfers of shares of Common Stock to an immediate family member or a trust formed for the benefit of an immediate family member, (D) transfers of shares of Common Stock  pursuant to domestic relations or court orders, and (E) in the case of corporations or other entities, transfers of shares of Common Stock to affiliates; provided that, in each case, each donee or distributee shall execute and deliver to the Representative a lock-up letter in the form of this paragraph; and provided, further, that no filing by any party (donor, donee, transferor, or transferee) under the Securities Exchange Act of 1934, as amended, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 180-day period referred to above).  Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 18-day period, the restrictions imposed by this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement.  All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs, or personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.  The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

2

This Letter Agreement and any claim, controversy, or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[NAME OF STOCKHOLDER]

By:
Name:
Title:

3

Exhibit B

LOCK-UP AGREEMENT

[                        ], 2011

J.P. MORGAN SECURITIES LLC
As Representative of the
several Underwriters listed
in Schedule 1 hereto

c/o J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

The undersigned understands that you, as Representative of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Lone Pine Resources Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”), of common stock, par value $0.01 per share, of the Company (the “Securities”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities LLC on behalf of the Underwriters, the undersigned will not, during the period ending 180 days after the date of the prospectus relating to the Public Offering (the “U.S. Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right ,or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash ,or otherwise, or (3) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for

Common Stock without the prior written consent of the Representative, in each case other than (A)  transfers of shares of Common Stock as a bona fide gift or gifts, (B) transfers of shares of Common Stock by will or the laws of intestacy, (C) transfers of shares of Common Stock to an immediate family member or a trust formed for the benefit of an immediate family member, (D) transfers of shares of Common Stock  pursuant to domestic relations or court orders, and (E) in the case of corporations or other entities, transfers of shares of Common Stock to affiliates; provided that, in each case, each donee or distributee shall execute and deliver to the Representative a lock-up letter in the form of this paragraph; and provided, further, that no filing by any party (donor, donee, transferor, or transferee) under the Securities Exchange Act of 1934, as amended, or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 180-day period referred to above).  Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 18-day period, the restrictions imposed by this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.  Also, notwithstanding the foregoing, Forest Oil Corporation shall be permitted to effect the Spin-off at any time following the expiration of a period of 120 days after the date of the U.S. Prospectus.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement.  All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs, or personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.  The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

2

This Letter Agreement and any claim, controversy, or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

FOREST OIL CORPORATION

By:
Name:
Title:

3